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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  April 9, 1997



                        TIS MORTGAGE INVESTMENT COMPANY

______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


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
      Maryland                           1-10004                          94-3067889
________________________           _______________________       _______________________________
(State or other jurisdiction of    (Commission File Number)      (I.R.S. Employer Identification
 incorporation or organization)                                               Number)
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
 655 Montgomery Street, Suite 800
    San Francisco, California                          94111
 _______________________________                     _________
 (Address of principal executive office)             (Zip Code)

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                                (415) 393-8000
______________________________________________________________________________
             (Revgistrant's telephone number, including area code)

                                Not applicable.
______________________________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)
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                        TIS MORTGAGE INVESTMENT COMPANY

ITEM 5.  OTHER EVENTS

         On April 9, 1997, TIS Mortgage Investment Company announced that its Annual Meeting of Stockholders will be held on May 29, 1997, at 10:00 a.m., local time, at the Hyatt Burlingame in Burlingame, California. The Company also announced that the Record Date for the Annual Meeting will be April 23, 1997, and that any stockholder desiring to nominate directors or propose business to be considered at the 1997 Annual Meeting must deliver written notice, in a form complying with the By-Laws of the Company, that is received by the Company no later than the close of business on April 21, 1997.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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EXHIBIT NO.            DESCRIPTION OF EXHIBITS
-----------            -----------------------

99.1                   Press Release dated April 9, 1997

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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         TIS MORTGAGE INVESTMENT COMPANY


Dated: April 10, 1997  By /s/ John E. Castello
                          --------------------------------------------------
                              JOHN E. CASTELLO, Executive Vice President and Chief Financial Officer
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                                 EXHIBIT INDEX

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
EXHIBIT NO.            ITEM                                            PAGE NO.
-----------            ----                                            --------

99.1                   Press Release dated April 9, 1997                      4

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